Exhibit 10.1
SEVENTH MODIFICATION AGREEMENT
DATE:    As of April 30, 2026
PARTIES:    Borrower:    GLOBAL WATER RESOURCES, INC., a Delaware corporation (“Borrower”)
Borrower     21410 North 19th Avenue, Suite 220
Address:     Phoenix, Arizona 85027-2738
Bank:    THE NORTHERN TRUST COMPANY, an Illinois banking corporation (“Bank”)
Bank         2398 East Camelback Road, Suite 1100
Address:     Phoenix, Arizona 85016
RECITALS:
A.Bank has extended to Borrower a loan (the “Loan”) in the original maximum principal amount of $10,000,000 pursuant to that certain Loan Agreement dated as of April 30, 2020 (the “Loan Agreement”), and evidenced by that certain Multiple Advance Note dated April 30, 2020 (the “Revolver Note”). Pursuant to that certain Sixth Modification Agreement between Borrower and Bank dated as of April 10, 2025, the maximum principal amount of the Loan and the Commitment was increased to $20,000,000, which remains the current maximum principal amount immediately prior to giving effect to this Seventh Modification Agreement. The unpaid principal balance of the Loan as of the date of this Agreement is $0.00.
B.The Loan is secured by, among other things, (i) that certain Pledge and Security Agreement dated as of April 30, 2020, between Borrower and the Collateral Agent, for the benefit of Bank, (ii) that certain Pledge and Security Agreement dated as of April 30, 2020, between Global Water, LLC, a Delaware limited liability company, and the Collateral Agent, for the benefit of Bank (the “Global Water Security Agreement”), (iii) that certain Pledge and Security Agreement dated as of April 30, 2020, between West Maricopa Combine, LLC, an Arizona limited liability company, and the Collateral Agent, for the benefit of Bank (the “West Maricopa Security Agreement”), and (iv) that certain Pledge and Security Agreement dated as of April 30, 2021, between Global Water Holdings, Inc., an Arizona corporation, and the Collateral Agent, for the benefit of Bank (the “Global Water Holdings Security Agreement”). The agreements, documents, and instruments securing the Loan and the Revolver Note are referred to individually and collectively as the “Security Documents”.
C.Borrower and Bank have previously modified the Loan Agreement and the Revolver Note pursuant to the terms of that certain Modification Agreement dated as of April 30, 2021, that certain Second Modification Agreement dated as of July 26, 2022, that certain Letter Agreement dated as of August 25, 2022, that certain Third Modification Agreement dated as of June 28, 2023, that certain Fourth Modification Agreement dated as of October 26, 2023, that certain Fifth Modification Agreement dated as of July 1, 2024, and that certain Sixth Modification Agreement dated as of April 10, 2025 (collectively, the “Modification Agreement”). The Revolver Note, the Loan Agreement, the Security Documents, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified by the Modification Agreement, are sometimes referred to individually and collectively as the “Revolver Documents.”
D.Borrower has requested that Bank modify the Loan and the Revolver Documents as provided herein. Bank is willing to so modify the Loan and the Revolver Documents, subject to the terms and conditions of this Seventh Modification Agreement (this “Agreement”). Except as otherwise provided in this Agreement, all terms defined in the Revolver Documents shall have the same meaning when used in this Agreement. Such defined terms are denoted in the Revolver Documents and in this Agreement by initial capital letters.
AGREEMENT:
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:
1.ACCURACY OF RECITALS.
Borrower acknowledges the accuracy of the Recitals.
2.MODIFICATION OF REVOLVER DOCUMENTS.
2.1The Revolver Documents are modified as follows:
2.1.1The definition of “Scheduled Maturity Date” set forth in Paragraph 1 of the Revolver Note is hereby deleted in its entirety and replaced with the following:
“Scheduled Maturity Date” means May 18, 2028.
2.1.2The Scheduled Maturity Date of the Loan and the Note is changed from May 18, 2027, to May 18, 2028. On the Scheduled Maturity Date, Borrower shall pay to Bank all amounts payable by Borrower under the Revolver Documents as modified herein.
2.2Each of the Revolver Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.
2.3Each reference in the Revolver Documents to any of the Revolver Documents shall be a reference to such document as modified herein.
3.RATIFICATION OF REVOLVER DOCUMENTS AND COLLATERAL.
The Revolver Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Revolver Documents shall remain as security for the Loan and the obligations of Borrower in the Revolver Documents.
4.BORROWER REPRESENTATIONS AND WARRANTIES.
Borrower represents and warrants to Bank:

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4.1No default or event of default under any of the Revolver Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Revolver Documents as modified herein has occurred and is continuing.
4.2There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.
4.3Each and all representations and warranties of Borrower in the Revolver Documents are accurate on the date hereof.
4.4Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Revolver Documents as modified herein.
4.5The Revolver Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.
4.6Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Revolver Documents as modified herein. The execution and delivery of this Agreement and the performance of the Revolver Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.
4.7The written consent to or approval of Collateral Agent or the Required Secured Parties (as defined in the Collateral Agency Agreement) to the extension of the Scheduled Maturity Date from May 18, 2027, to May 18, 2028, is not required.
5.BORROWER COVENANTS.
Borrower covenants with Bank:
5.1Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.
5.2Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower has or in the future may have, whether known or unknown, (a) in respect of the Loan, the Revolver Documents, or the actions or omissions of Bank in respect of the Loan or the Revolver Documents and (b) arising from events occurring prior to the date of this Agreement.
5.3Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:
5.3.1All principal and accrued and unpaid interest now due and payable under the Revolver Note and all amounts, other than interest and principal, now due and payable by Borrower under the Revolver Documents as of the date hereof.

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5.3.2All of the internal and external costs and expenses incurred by Bank and Collateral Agent in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).
6.EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
Bank shall not be bound by this Agreement until each of the following shall have occurred: (a) Bank has executed and delivered this Agreement, (b) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, and (c) each Subsidiary Guarantor has executed and delivered to Bank the Consent and Agreement of Subsidiary Guarantors attached to this Agreement.
7.ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
The Revolver Documents as modified herein contain the entire understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Revolver Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Bank and Borrower.
8.BINDING EFFECT.
The Revolver Documents as modified herein shall be binding upon, and inure to the benefit of, Borrower and Bank and their respective successors and assigns.
9.GOVERNING LAW; JURISDICTION.
9.1Except to any extent otherwise provided in the Collateral Agency Agreement, this Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the law of the State of Arizona excluding choice of law principles of the Law of such state that would permit the application of the Law of a jurisdiction other than such state.
9.2Except to any extent otherwise provided in the Collateral Agency Agreement, Borrower irrevocably submits to the non-exclusive jurisdiction of any Arizona state or federal court sitting in Maricopa County, Arizona, over any suit, action or proceeding arising out of or relating to any of the Revolver Documents. To the fullest extent permitted by Law, Borrower irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
10.JURY WAIVER.
THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE REVOLVER NOTE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

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11.COUNTERPART EXECUTION.
This Agreement may be executed in any number of counterparts, each of which will be an original but all of which together will constitute one agreement. Each counterpart may consist of a number of copies hereof, each signed by fewer than all, but together signed by both, Parties. Delivery of an executed counterpart of a signature page of this Agreement, whether with or without the remainder hereof, by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart hereof.
[Signature Page Follows]

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DATED as of the date first above stated.
GLOBAL WATER RESOURCES, INC., a Delaware corporation
By: /s/ Michael J. Liebman
Name:    Michael J. Liebman
Title:    Senior Vice President, Chief Financial Officer and Secretary
“BORROWER”
Signature Page to Seventh Modification Agreement

THE NORTHERN TRUST COMPANY, an Illinois banking corporation
By: /s/ Kelly Kulifay
Name:    Kelly Kulifay
Title:    Vice President, Portfolio Banking Advisor
“BANK”

Signature Page to Seventh Modification Agreement

CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS
With respect to the Seventh Modification Agreement dated as of April ____, 2026 (the “Agreement”), between GLOBAL WATER RESOURCES, INC., a Delaware corporation (“Borrower”), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (“Bank”), the undersigned (individually and collectively, the “Subsidiary Guarantor”) agree for the benefit of Bank as follows:
1.Subsidiary Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guaranty dated as of April 30, 2020, by Global Water for the benefit of Bank, (B) the Guaranty dated as of April 30, 2020, by West Maricopa for the benefit of Bank, (C) the Guaranty dated as of April 30, 2021, by Global Water Holdings for the benefit of Bank (together, the “Existing Guaranty”), and (D) any other agreements, documents, or instruments securing or otherwise relating to the Existing Guaranty, as modified herein. The Existing Guaranty and any other agreements, documents, and instruments relating to the Existing Guaranty are referred to individually and collectively as the “Guarantor Documents”. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.
2.Subsidiary Guarantor consents to the modification of the Revolver Documents and all other matters in the Agreement, including, without limitation, the extension of the Scheduled Maturity Date from May 18, 2027, to May 18, 2028.
3.Subsidiary Guarantor hereby represents and warrants to Bank that all of the representations and warranties of Subsidiary Guarantor set forth in the Revolver Documents are true and correct as of the date hereof.
4.Subsidiary Guarantor fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Subsidiary Guarantor has or in the future may have, whether known or unknown, (a) in respect of the Loan, the Revolver Documents, the Existing Guaranty, the Guarantor Documents, or the actions or omissions of Bank in respect of the Loan, the Revolver Documents, or the Guarantor Documents and (b) arising from events occurring prior to the date hereof.
5.Subsidiary Guarantor agrees that all references, if any, to the Revolver Note, the Loan Agreement, the Security Documents, and the other Revolver Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.
6.Subsidiary Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Subsidiary Guarantors (this “Consent”). Any property or rights to or interests in property granted as security in the Guarantor Documents
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shall remain as security for the Additional Guaranty and the obligations of Subsidiary Guarantor in the Additional Guaranty.
7.Subsidiary Guarantor is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Consent and to perform the Guarantor Documents as modified herein. The execution and delivery of this Consent and the performance of the Guarantor Documents as modified herein have been duly authorized by all requisite action by or on behalf of Subsidiary Guarantor. This Consent has been duly executed and delivered on behalf of Subsidiary Guarantor.
8.Subsidiary Guarantor represents and warrants that the Revolver Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.
9.Subsidiary Guarantor represents and warrants that Subsidiary Guarantor has no claims, counterclaims, defenses, or off sets with respect to the enforcement against Subsidiary Guarantor of the Guarantor Documents.
10.Subsidiary Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Subsidiary Guarantor from the most recent financial statement received by Bank.
11.JURY WAIVER.
TO THE FULLEST EXTENT PERMITTED BY LAW, SUBSIDIARY GUARANTOR AND (BY ITS ACCEPTANCE HEREOF AS EVIDENCED BY ITS EXTENSION OF ANY LIABILITIES) BANK VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG SUBSIDIARY GUARANTOR AND BANK ARISING OUT OF OR IN ANY WAY RELATED TO THE AGREEMENT, THIS CONSENT, ANY OTHER REVOLVER DOCUMENT, OR ANY RELATIONSHIP BETWEEN BANK AND SUBSIDIARY GUARANTOR.
12.This Consent may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.
[Signature Page Follows]
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DATED as of the date of the Agreement.
GLOBAL WATER, LLC
By: /s/ Michael J. Liebman
Name:    Michael J. Liebman
Title:    Manager
WEST MARICOPA COMBINE, LLC
By: /s/ Michael J. Liebman
Name:    Michael J. Liebman
Title:    Manager
GLOBAL WATER HOLDINGS, INC.
By: /s/ Michael J. Liebman
Name:    Michael J. Liebman
Title:    First Vice President, Secretary and Treasurer
“SUBSIDIARY GUARANTOR”